BUSINESS COMBINATIONS - Summary of the preliminary fair value calculation of the consideration transferred (Details)	Jan. 03, 2020 BRL (R$) R$ / shares shares
Summary of the preliminary fair value calculation of the consideration transferred
Exchange ratio per each common share of acquiree	0.6
Avon Products, Inc
Summary of the preliminary fair value calculation of the consideration transferred
Number of Avon common shares outstanding as of January 3, 2020 | shares	536,383,776
Multiplied by the exchange ratio of 0.600 Natura &Co Holding Shares per each Avon common share	321,830,266
Multiplied by the market price of Natura &Co shares on January 3, 2020 | R$ / shares	R$ 41
Compensation in the issue of shares	R$ 13,195,041,000
Adjustment to the transferred compensation	171,073,000	[1]
Fair value of the Compensation to be transferred	13,366,114,000	[2]
Settlements of share-based payment plan, consideration recognised	80,000
Stock option plans liquidated for consideration recognised	R$ 91,000

[1]	Related to the effects of replacements and settlements of share-based payment plans, of which the amount of roughly R$80,000 refers to the share-based payment plans of Avon, in which it was substituted by Natura &Co, and approximately R$ 91,000 refers to the share purchase option plans liquidated as part of the conclusion of the transaction. These are pre-combination installments that were regarded as a transferred compensation.
[2]	Refers to the fair value of the acquired shares, which is the amount disbursed on the shares exchange.